Note 5 - Premises And Equipment (Detail) - Major Classifications of Premises and Equipment (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Land and land improvements	$ 1,885	$ 1,898
Building and leasehold improvements	9,427	9,131
Furniture, fixtures, and equipment	3,665	2,952
	14,977	13,981
Less accumulated depreciation and amortization	6,307	5,717
Total	$ 8,670	$ 8,264